UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 4, 2015

First BanCorp.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1519 Ponce de Leon Ave. P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

 (787) 729-8200
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On May 4, 2015, First BanCorp. (the “Corporation”), the bank holding company for FirstBank Puerto Rico (“FirstBank” or “the Bank”), issued a press release announcing its unaudited results of operations for the first quarter ended March 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A copy of the presentation that the Corporation will use at its conference call to discuss its financial results for the first quarter ended March 31, 2015 is attached hereto as Exhibit 99.2 and is incorporated herein by reference. As announced in a press release dated April 27, 2015, the call may be accessed via a live Internet webcast at 10:00 a.m. Eastern time on Tuesday, May 5, 2015 through the investor relations section of the Corporation’s website: www.firstbankpr.com or through the dial-in telephone number (877) 506-6537 or (412) 380-2001 for international callers. The conference number is 10064784.

The Corporation has included in this release the following financial measures that are not recognized under generally accepted accounting principles, which are referred to as non-GAAP financial measures: (i) the calculation of net interest income, interest rate spread and net interest margin rate on a tax-equivalent basis and excluding changes in the fair value of derivative instruments; (ii) the calculation of the tangible common equity ratio and the tangible book value per common share; (iii) the adjusted pre-tax, pre-provision income, (iv) non-interest income adjusted to exclude the bargain purchase gain on assets acquired and liabilities assumed from Doral Bank (the “Doral Bank transaction”) in the first quarter of 2015 and other-than-temporary impairments on investment securities, (v) non-interest expenses adjusted to exclude acquisition and conversion-related costs incurred in the Doral Bank transaction, and (vi) pre-tax earnings adjusted to exclude the bargain purchase gain on the Doral Bank transaction and related acquisition and conversion costs in the first quarter of 2015 and a prepayment penalty income on a large commercial mortgage loan paid-off in the fourth quarter of 2014.  Investors should be aware that non-GAAP financial measures have inherent limitations and should be read only in conjunction with the Corporation’s consolidated financial data prepared in accordance with GAAP.

Management believes that these non-GAAP measures enhance the ability of analysts and investors to analyze trends in the Corporation’s business and to better understand the performance of the Corporation. In addition, the Corporation may utilize these non-GAAP financial measures as a guide in its budgeting and long-term planning process. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.

The release includes a reconciliation of these non-GAAP financial measures to the GAAP financial measures, except for the adjusted pre-tax earnings measure included below:

2015 First Quarter	As Reported (GAAP)	Bargain Purchase gain	Acquisition of mortgage loans/assumption of deposits from Doral Bank- non-recurring expenses	Adjusted (Non-GAAP)
(Dollars in thousands)

Income before income taxes	$33,678	$(13,443)	$2,084	$22,319

2014 Fourth Quarter	As Reported (GAAP)	Prepayment Penalty Income	Adjusted (Non-GAAP)
(Dollars in thousands)

Income before income taxes	$29,454	$(2,546)	$26,908

Item 9.01.     Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description of Exhibit

99.1	Press Release dated May 4, 2015 - First BanCorp Announces Earnings for the Quarter Ended March 31, 2015

99.2	First BanCorp Conference Call Presentation – Financial Results for the Quarter Ended March 31, 2015

Exhibits 99.1 and 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall Exhibits 99.1 and 99.2 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 5, 2015	First BanCorp.

		By:	/s/ Orlando Berges
		Name:	Orlando Berges
		Title:	EVP and Chief Financial Officer

Exhibit Index

Exhibit	Description of Exhibit

99.1	Press Release dated May 4, 2015 - First BanCorp Announces Earnings for the Quarter Ended March 31, 2015

99.2	First BanCorp Conference Call Presentation – Financial Results for the Quarter Ended March 31, 2015

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